File No. 333-96545
                                             Filed Pursuant to Rule 497(e) under
                                                      the Securities Act of 1933

                                                               February 10, 2009

              Supplement to the Class A, Class B and Class C Shares
                                 Prospectus for
                    Pioneer Protected Principal Plus Fund II

             This supplement should be read in conjunction with the Prospectus dated May 1, 2008, as supplemented August 15, 2008

The Trustees of the fund have authorized the liquidation of the fund. It is anticipated that the fund will be liquidated on or about April 3, 2009 (the "Liquidation Date"), which is prior to the termination of the fund's Guarantee Period on June 4, 2010 (the "Maturity Date").

In connection with the fund's liquidation, the fund has terminated the guarantee arrangement with Ambac Assurance Corporation ("Ambac"). The fund had entered into a Financial Guarantee Agreement with Ambac pursuant to which Ambac issued a financial guarantee insurance policy (the "Policy") that further supported the fund's undertaking to provide the Guaranteed Amounts to shareholders. The rating of the financial strength and claims paying ability of Ambac has been downgraded to Baa1 by Moody's and A by Standard & Poor's. Under the Financial Guarantee Agreement, the fund has the ability to terminate the Agreement at any time based on Ambac's current ratings. Accordingly, the fund has terminated the Financial Guarantee Agreement and released Ambac from all liability under the Policy.

As was previously communicated to you, based on the formula used to determine the fund's asset composition, the fund has been required to invest all of its assets in zero coupon U.S. government securities and cash, without any allocation to equity securities (a "defeasance portfolio"), until the Maturity Date. The Trustees have authorized the liquidation of the fund at this time because the proceeds of the sale of the assets in the defeasance portfolio are expected to be sufficient to satisfy the fund's payment undertaking with respect to the Guaranteed Amount. Prior to the fund's liquidation, the fund's assets will be invested in Treasury securities and other high quality, short-term investments.

Any shares of the fund outstanding on the Liquidation Date will be redeemed automatically as of the close of business on the Liquidation Date. Any liquidating distribution due to the fund's shareholders will be distributed by the mailing of a check to each such person at such person's address of record. The liquidation of the fund may result in income tax liabilities for the fund's shareholders. The automatic redemption of the fund's shares on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes.

If you hold fund shares through an individual retirement account and receive a check representing your investment in the fund, it will be treated as a distribution from your individual retirement account. You may be eligible to roll over your distribution, within 60 days after you receive it, into another individual retirement account. However, rollovers are subject to certain limitations, including as to frequency. You should consult with your tax adviser concerning the tax implications of a distribution for you, your eligibility to roll over a distribution, and the procedures applicable to such rollovers.

                                                                   22791-00-0209
                                        (C) 2009 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC